[LOGO: M F S(SM)                                                 ANNUAL REPORT
 INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
  We invented the mutual fund(SM)]                             AUGUST 31, 1996


MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

[Graphic Omitted U.S. Treasury Building]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1

Fund Manager's Overview .................................................... 3

Fund Manager's Profile ..................................................... 4

Portfolio Concentration .................................................... 5

Fund Facts ................................................................. 5

Portfolio of Investments ................................................... 6

Financial Statements ....................................................... 8

Notes to Financial Statements ..............................................13

Independent Auditors' Report ...............................................15

MFS Family of Funds ........................................................16

Trustees and Officers ......................................................17

   HIGHLIGHTS

   * AS A RESULT OF A DECLINE IN SHORT-TERM INTEREST RATES DURING THE FIRST SIX MONTHS OF THE FUNDS' FISCAL YEAR, THE ANNUALIZED COMPOUNDED YIELD FOR MFS MONEY MARKET FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1996 DECREASED FROM 5.2% TO 4.7%. DURING THIS SAME PERIOD, THE ANNUALIZED YIELD ON AN INVESTMENT IN MFS GOVERNMENT MONEY MARKET FUND FELL FROM 5.2% TO 4.5%.

   * THE AVERAGE MATURITY OF BOTH FUNDS WAS 53 DAYS AS OF AUGUST 31, 1996, VERSUS 41 AND 35 DAYS FOR MFS MONEY MARKET FUND AND MFS GOVERNMENT MONEY MARKET FUND, RESPECTIVELY, ON AUGUST 31, 1995.

   * ON AUGUST 31, 1996, APPROXIMATELY 42% OF MFS MONEY MARKET FUND'S NET ASSETS WERE INVESTED IN COMMERCIAL PAPER, WITH THE BALANCE INVESTED IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. TREASURY OR AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT.

LETTER FROM THE CHAIRMAN


[Photo of A. Keith Brodkin]

Dear Shareholders:

With over half of 1996 behind us, the U.S. economy appears to have settled into a pattern of fairly reasonable growth and moderate inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Thus, real growth in gross domestic product has exceeded our expectations so far this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. However, should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets were trading in a narrow range as investors shifted between concern about the lack of a budget resolution in Washington and hopes that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the strength of the economy with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are fairly valued.

  Finally, as you may have noticed, this report to shareholders incorporates a number of changes which we believe will make it more informative and useful to you. Following the Fund Manager's Overview, you will find new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the different types of investments that meet its criteria. If you would like to contact MFS, refer to the telephone numbers and addresses listed at the back of the report.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

September 17, 1996

FUND MANAGER'S OVERVIEW


[Photo of Geoffrey L. Kurinsky]

Dear Shareholders:

Short-term interest rates declined modestly during the first six months of the Funds' fiscal year, then rebounded over the next six months. As a result, the annualized yield on an investment in MFS MONEY MARKET FUND for the seven-day period ended August 31, 1996 decreased from 5.2% to 4.7%. During this same period, the annualized yield on an investment in MFS GOVERNMENT MONEY MARKET FUND fell from 5.2% to 4.5%.

  During the past 12 months, the Federal Reserve voted to ease monetary policy by lowering the federal funds' rate (the interest rate charged by banks to other banks in need of overnight loans) two times. The Fed lowered the rate by 25 basis points (0.25%) on December 19, 1995, and by the same amount on January 31, 1996. As a result, yields on 90-day U.S. Treasury bills and commercial paper fell approximately 65 basis points (0.65%) by February 1996. Since then, rates have backed up approximately 30 basis points (0.30%) as of the end of August due to signs of a strengthening economy. With the economy showing more signs of acceleration, we believe short-term interest rates could experience additional moderate increases over the next few months.

  At the beginning of the Funds' fiscal year, our average maturities were lengthened to defend against slumping yields. However, as yields began to inch higher due to evidence of economic strength, we shortened maturities in both portfolios to take advantage of higher yields. The average maturity of both Funds was 53 days as of August 31, 1996, versus 41 and 35 days for MFS MONEY MARKET FUND and MFS GOVERNMENT MONEY MARKET FUND, respectively, on August 31, 1995.

  The portfolio of MFS MONEY MARKET FUND continues to hold only the highest-quality corporate, bank and government securities in an effort to provide investors the maximum possible security against credit risk. Investments in the Funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value. On August 31, 1996, approximately 42% of this Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, because of the very narrow yield spreads between government agency obligations and commercial paper. At the same time, the quality of MFS GOVERNMENT MONEY MARKET FUND'S portfolio remains at the highest practical level because its investments are limited to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. We believe this emphasis on quality should allow these Funds to continue to help investors obtain current income while seeking to preserve capital and liquidity.

Respectfully,

/s/ Geoffrey L. Kurinsky
Geoffrey L. Kurinsky
Fund Manager


   FUND MANAGER'S PROFILE

   GEOFFREY KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. HE HAS MANAGED MFS MONEY MARKET FUND AND MFS GOVERNMENT MONEY MARKET FUND SINCE 1992.

   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1996

MONEY MARKET FUND
Commercial Paper                        41.5%
U.S. Government & Agency Obligations    34.7%
Repurchase Agreements                   23.3%
Other                                    0.5%


GOVERNMENT MONEY MARKET FUND
U.S. Government & Agency Obligations      80%
Repurchase Agreements                     20%



  FUND FACTS

  STRATEGY:                THE INVESTMENT OBJECTIVE OF EACH FUND IS TO SEEK AS
                           HIGH A LEVEL OF CURRENT INCOME AS IS CONSIDERED
                           CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                           LIQUIDITY. THE INVESTMENT OBJECTIVE OF A FUND WILL
                           NOT BE CHANGED WITHOUT FIRST OBTAINING SHAREHOLDER
                           APPROVAL FROM THE SHAREHOLDERS OF THAT FUND.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   MFS MONEY MARKET FUND - 12/19/75

                           MFS GOVERNMENT MONEY MARKET FUND - 2/26/82

  SIZE:                    MFS MONEY MARKET FUND - $644.2 MILLION AS OF
                           AUGUST 31, 1996

                           MFS GOVERNMENT MONEY MARKET FUND - $42.5 MILLION AS OF AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS - August 31, 1996

MFS Money Market Fund

Commercial Paper - 41.5%
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
  AT&T Corp., due 12/23/96 - 12/24/96              $ 15,200    $ 14,946,912
  Abbot Labs, due 9/17/96                             8,600       8,579,589
  Disney (Walt) Co., due 12/20/96                     8,000       7,871,422
  Dow Chemical Co., due 9/30/96                      10,000       9,957,306
  du Pont (E.I.) de Nemours & Co., due 12/19/96      12,000      11,808,160
  Duke Power Co., due 9/12/96                        14,800      14,776,213
  Ford Motor Credit Corp., due 10/02/96
    - 10/21/96                                       22,300      22,178,776
  General Electric Capital Corp., due
    2/14/96 - 2/20/97                                18,900      18,426,124
  General Motors Acceptance Corp.,
    due 9/03/96 - 2/19/97                            21,400      21,265,269
  Hershey Foods Corp., due 9/20/96                   10,000       9,972,239
  Hewlett Packard Co., due 9/27/96                   13,400      13,348,127
  Kellogg Co., due 9/16/96                            1,875       1,870,781
  Knight Ridder, Inc., due 10/30/96                   8,000       7,930,511
  PepsiCo, due 9/06/96                                7,300       7,294,657
  Philip Morris Co., due 10/21/96 - 10/31/96         20,000      19,838,722
  Raytheon Co., due 10/16/96                         12,000      11,920,500
  Sara Lee Corp., due 9/26/96                        17,600      17,534,489
  Transamerica Corp., due 9/09/96 - 9/10/96          21,300      21,273,947
  Warner-Lambert Co., due 11/07/96                   15,000      14,852,879
  Weyerhaeuser Co., due 10/18/96                     12,000      11,917,437
---------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                      $267,564,060
---------------------------------------------------------------------------

U.S. Government and Agency Obligations - 34.7%
---------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/23/96 - 1/09/97    $ 41,300    $ 40,959,748
  Federal Home Loan Mortgage Corp.,
    due 9/12/96 - 11/29/96                           97,400      96,890,088
  Federal National Mortgage Assn.,
    due 9/05/96 - 1/30/97                            82,960      82,229,179
  Student Loan Marketing Assn., due 9/25/96           3,700       3,687,001
---------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
at Amortized Cost                                              $223,766,016
---------------------------------------------------------------------------

Repurchase Agreement - 23.3%
---------------------------------------------------------------------------
  Goldman Sachs, dated 8/30/96, due 9/
    03/96, total to be received
    $150,088,000 (secured by various
    U.S. Treasury and federal agency
    obligations in a jointly traded
    account), at Cost                              $150,000    $150,000,000
---------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                 $641,330,076

Other Assets, Less Liabilities - 0.5%                             2,874,846
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $644,204,922
---------------------------------------------------------------------------

See notes to financial statements

MFS Government Money Market Fund

U.S. Government and Agency Obligations - 80.0%
---------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)          Value
---------------------------------------------------------------------------
  Federal Farm Credit Bank, due 9/04/96
    - 10/07/96                                        $3,700    $ 3,690,290
  Federal Home Loan Bank, due 9/24/96 -
    2/13/97                                            9,600      9,499,185
  Federal Home Loan Mortgage Corp.,
    due 9/12/96 - 9/27/96                              8,150      8,130,360
  Federal National Mortgage Assn.,
    due 9/06/96 - 1/14/97                              7,600      7,540,366
  Student Loan Marketing Assn.,
    due 9/18/96 - 9/30/96                              2,140      2,130,940
  Tennessee Valley Authority,
    due 9/03/96 - 9/12/96                              3,000      2,997,832
---------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
at Amortized Cost                                               $33,988,973
---------------------------------------------------------------------------

Repurchase Agreement - 20.6%
---------------------------------------------------------------------------
  Goldman Sachs, dated 8/30/96, due 9/
    03/96, total to be received
    $8,750,130 (secured by various U.S.
    Treasury and federal agency
    obligations in a jointly traded
    account), at Cost                                 $8,745    $ 8,745,000
---------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                  $42,733,973

Other Assets, Less Liabilities - (0.6)%                            (234,526)
---------------------------------------------------------------------------
Net Assets - 100.0%                                             $42,499,447
---------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------
                                                  MFS Money     MFS Government
August 31, 1996                                 Market Fund  Money Market Fund
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value     $491,330,076        $33,988,973
  Repurchase agreements, at amortized cost
    and value                                   150,000,000          8,745,000
                                               ------------        -----------
      Total investments, at amortized cost
        and value                              $641,330,076        $42,733,973
  Cash                                              645,322                558
  Receivable for Fund shares sold                11,998,842              8,184
  Interest receivable                                44,000              2,565
  Other assets                                        4,757                604
                                               ------------        -----------
      Total assets                             $654,022,997        $42,745,884
                                               ------------        -----------
Liabilities:
  Distributions payable                        $    105,993        $     6,826
  Payable for Fund shares reacquired              9,594,175            189,875
  Payable to affiliates -
    Management fee                                   13,770                984
    Shareholder servicing agent fee                   4,276                295
  Accrued expenses and other liabilities             99,861             48,457
                                               ------------        -----------
      Total liabilities                        $  9,818,075        $   246,437
                                               ------------        -----------
Net assets (represented by paid-in capital)    $644,204,922        $42,499,447
                                               ============        ===========
Shares of beneficial interest outstanding      644,204,922         42,499,447
                                               ============        ===========
Net asset value, offering price and
  redemption price per share
  (net assets / shares of beneficial
  interest outstanding)                          $1.00               $1.00
                                                 =====               =====

See notes to financial statements

Statements of Operations
------------------------------------------------------------------------------
                                                                    Year Ended
MFS Money Market Fund                                          August 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $27,082,077
                                                                  -----------
  Expenses -
    Management fee                                                $ 2,374,567
    Trustees' compensation                                             30,813
    Shareholder servicing agent fee                                   741,346
    Custodian fee                                                     210,923
    Postage                                                           124,193
    Printing                                                           42,684
    Auditing fees                                                      16,600
    Legal fees                                                          2,103
    Miscellaneous                                                     342,432
                                                                  -----------
      Total expenses                                              $ 3,885,661
    Fees paid indirectly                                             (169,392)
                                                                  -----------
      Net expenses                                                $ 3,716,269
                                                                  -----------
        Net investment income                                     $23,365,808
                                                                  ===========


                                                                    Year Ended
MFS Government Money Market Fund                               August 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $ 2,243,802
                                                                  -----------
  Expenses -
    Management fee                                                $   205,023
    Trustees' compensation                                              7,285
    Shareholder servicing agent fee                                    61,507
    Custodian fee                                                      20,175
    Auditing fees                                                      16,915
    Postage                                                             6,717
    Printing                                                            3,013
    Legal fees                                                          2,051
    Miscellaneous                                                      42,681
                                                                  -----------
      Total expenses                                              $   365,367
    Fees paid indirectly                                              (17,786)
                                                                  -----------
      Net expenses                                                $   347,581
                                                                  -----------
        Net investment income                                     $ 1,896,221
                                                                  ===========

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                                  Year Ended        Year Ended
MFS Money Market Fund                        August 31, 1996   August 31, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders             $   23,365,808   $   22,705,875
                                              --------------   --------------
Fund share (principal) transactions
  at net asset value of $1.00 per share -
  Net proceeds from sale of shares            $5,311,229,990   $2,481,903,487
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                              18,551,363       19,523,795
  Cost of shares reacquired                   (5,096,374,350)  (2,526,408,894)
                                              --------------   --------------
    Total increase (decrease) in net assets   $  233,407,003   $  (24,981,612)
Net assets:
  At beginning of period                         410,797,919      435,779,531
                                              --------------   --------------
  At end of period                            $  644,204,922   $  410,797,919
                                              ==============   ==============


                                                  Year Ended        Year Ended
MFS Government Money Market Fund             August 31, 1996   August 31, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as
    distributions to shareholders             $    1,896,221   $    1,862,594
                                              --------------   --------------

Fund share (principal) transactions
  at net asset value of $1.00 per share -
  Net proceeds from sale of shares            $  476,964,289   $  130,386,802
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                               1,585,296        1,692,388
  Cost of shares reacquired                     (474,489,920)    (131,986,405)
                                              --------------   --------------
    Total increase in net assets              $    4,059,665   $       92,785
Net assets:
  At beginning of period                          38,439,782       38,346,997
                                              --------------   --------------
  At end of period                            $   42,499,447   $   38,439,782
                                              ==============   ==============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                                   Ten
                                                                                Months
                                                  Year Ended August 31,          Ended        Year Ended October 31,
                                                -----------------------     August 31,     -------------------------
MFS Money Market Fund                               1996           1995           1994           1993           1992
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                  ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income                           $ 0.05         $ 0.05         $ 0.02         $ 0.02         $ 0.03
                                                  ------         ------         ------         ------         ------
Less distributions declared to shareholders
  from net investment income                      $(0.05)        $(0.05)        $(0.02)        $(0.02)        $(0.03)
                                                  ------         ------         ------         ------         ------
Net asset value - end of period                   $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                  ======         ======         ======         ======         ======
Total return                                       4.86%          5.04%          2.91%+         2.39%          3.35%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.79%          0.76%          0.78%+         0.83%          0.87%
  Net investment income                            4.78%          4.92%          2.95%+         2.39%          3.36%
Net assets at end of period (000 omitted)       $644,205       $410,798       $435,780       $350,316       $448,825

                               Year Ended October 31,
                              ---------------------------------------------------------------------------------------
MFS Money Market Fund                1991           1990           1989           1988           1987           1986
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                   ------         ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income            $ 0.06         $ 0.07         $ 0.08         $ 0.07         $ 0.06         $ 0.06
                                   ------         ------         ------         ------         ------         ------
Less distributions declared to
  shareholders from net investment
  income                           $(0.06)        $(0.07)        $(0.08)        $(0.07)        $(0.06)        $(0.06)
                                   ------         ------         ------         ------         ------         ------
Net asset value - end of                                                                                      $ 1.00
 period                            $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                   ======         ======         ======         ======         ======         ======
Total return                        6.07%          7.99%          8.84%          7.12%          6.06%          6.80%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                          0.82%          0.76%          0.83%          0.83%          0.82%          0.78%
  Net investment income             5.94%          7.60%          8.45%          6.72%          5.77%          6.53%
Net assets at end of period
 (000 omitted)                   $541,945       $677,164       $676,382       $664,895       $716,528       $623,568

 +Annualized.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                                                   Ten
                                                                                Months
                                                  Year Ended August 31,          Ended        Year Ended October 31,
                                                -----------------------     August 31,     -------------------------
MFS Government Money Market Fund                    1996           1995           1994           1993           1992
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                  ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income                           $ 0.05         $ 0.05         $ 0.02         $ 0.02         $ 0.03
                                                  ------         ------         ------         ------         ------
Less distributions declared to shareholders
  from net investment income                      $(0.05)        $(0.05)        $(0.02)        $(0.02)        $(0.03)
                                                  ------         ------         ------         ------         ------
Net asset value - end of period                   $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                  ======         ======         ======         ======         ======
Total return                                       4.73%          4.92%          2.64%+         2.33%          3.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.89%          0.84%          1.05%+         0.99%          0.87%
  Net investment income                            4.64%          4.82%          2.64%+         2.20%          3.28%
Net assets at end of period (000 omitted)        $42,499        $38,440        $38,347        $35,576        $47,629

                               Year Ended October 31,
                              ---------------------------------------------------------------------------------------
MFS Government Money Market Fund     1991           1990           1989           1988           1987           1986
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                   ------         ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income            $ 0.06         $ 0.07         $ 0.08         $ 0.06         $ 0.05         $ 0.06
                                   ------         ------         ------         ------         ------         ------
Less distributions declared to
  shareholders from net investment
  income                           $(0.06)        $(0.07)        $(0.08)        $(0.06)        $(0.05)        $(0.06)
                                   ------         ------         ------         ------         ------         ------
Net asset value - end of
  period                           $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                   ======         ======         ======         ======         ======         ======
Total return                        5.68%          7.55%          8.61%          6.47%          5.73%          6.33%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                          0.83%          0.80%          0.85%          0.74%          0.59%          0.66%
  Net investment income             5.53%          7.34%          8.29%          6.29%          5.63%          6.07%
Net assets at end of period
 (000 omitted)                    $50,655        $53,701        $51,619        $50,343        $59,875        $63,331

 +Annualized.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the Funds) are each a separate, diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Funds' custodian bank calculates its fee based on the Funds' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date.

(3) Transactions with Affiliates
Investment Adviser - The Funds each have a separate investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.48% and 0.50% of average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $9,826 and $2,472, respectively, for the year ended August 31, 1996.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an annual rate of 0.15%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $5,426,807,189 and $5,353,737,252, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregated $250,923,527 and $288,277,827, respectively.

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund.

(6) Line of Credit
The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund were $5,309 and $450, respectively, for the year ended August 31, 1996.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the Series constituting MFS Series Trust IV) as of August 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for the years ended August 31, 1996 and 1995, the ten months ended August 31, 1994 and for each of the years in the eight-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the respective financial positions of MFS Money Market Fund and MFS Government Money Market Fund at August 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
TRUSTEES                                                AUDITORS
A. Keith Brodkin* - Chairman and President              Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;                  INVESTOR INFORMATION
Former Chairman and Director (until 1991),              For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;               call toll free: 1-800-637-4458 anytime from
Director, Cambridge Bancorp; Director,                  a touch-tone telephone.
Cambridge Trust Company
                                                        For information on MFS mutual funds,
Peter G. Harwood - Private Investor                     call your financial adviser or, for an
                                                        information kit, call toll free:
J. Atwood Ives - Chairman and Chief                     1-800-637-2929 any business day from
Executive Officer, Eastern Enterprises                  9 a.m. to 5 p.m. Eastern time (or leave
                                                        a message anytime).
Lawrence T. Perera - Partner,
Hemenway & Barnes                                       INVESTOR SERVICE
                                                        MFS Service Center, Inc.
William J. Poorvu - Adjunct Professor,                  P.O. Box 2281
Harvard University Graduate School of                   Boston, MA 02107-9906
Business Administration
                                                        For general information, call toll free:
Charles W. Schmidt - Private Investor                   1-800-225-2606 any business day from
                                                        8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                 For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                call toll free: 1-800-637-6576 any business
                                                        day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,            (To use this service, your phone must be equipped with
Massachusetts Financial Services Company                a Telecommunications Device for the Deaf.)

Elaine R. Smith - Independent Consultant                For share prices, account balances and
                                                        exchanges, call toll free: 1-800-MFS-TALK
David B. Stone  - Chairman, North American              (1-800-637-8255) anytime from a touch-tone telephone.
Management Corp. (investment advisers)
                                                        WEB SITE
INVESTMENT ADVISER                                      http://www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741                                   --------------------------------------------

FUND MANAGER                                             [DALBAR       For the second year in a row,
Geoffrey L. Kurinsky*                                     LOGO]         MFS earned a #1 ranking in
                                                        TOP RATED      DALBAR, Inc.'s Broker/Dealer
TREASURER                                                SERVICE      Survey, Main Office Operations
W. Thomas London*                                                    Service Quality category. The
                                                        firm achieved a 3.49 overall score - on a
ASSISTANT TREASURER                                     scale of 1 to 4 - in the 1995 survey. A total
James O. Yost*                                          of 71 firms responded, offering input on the
                                                        quality of service they receive from 36
SECRETARY                                               mutual fund companies nationwide. The survey
Stephen E. Cavan*                                       contained questions about service quality in
                                                        17 categories, including "knowledge of phone
ASSISTANT SECRETARY                                     service contacts," "accuracy of transaction
James R. Bordewick, Jr.*                                processing," and "overall ease of doing
                                                        business with the firm." The 1996 survey
CUSTODIAN                                               results were not available at the time of
State Street Bank and Trust Company                     this printing.

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) MONEY                   [DALBAR LOGO: #1              BULK RATE
MARKET FUND                     TOP RATED SERVICE]           U.S. POSTAGE
                                                             PAID
MFS(R)                                                       PERMIT #55638
GOVERNMENT                                                   BOSTON, MA
MONEY MARKET                                                 -------------
FUND

500 Boylston Street
Boston, MA 02116



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MCM-2 10/96 45M 10/310/22